                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12

                           Allmerica Securities Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                                                 March 10, 2003

Dear Shareholders:
   Enclosed is a Notice of the Annual Meeting of Shareholders to be held on April 16, 2003, to consider the election of Trustees.
   Your Trustees unanimously recommend that you vote for the proposal by marking, dating and signing the enclosed proxy and returning it promptly.

                                          Respectfully,

                                          John P. Kavanaugh
                                          Chairman

NOTICE: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                          Allmerica Securities Trust
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

--------------------------------------------------------------------------------

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 16, 2003

--------------------------------------------------------------------------------

  To the Shareholders:

   The Annual Meeting of the Shareholders (the "Meeting") of Allmerica Securities Trust (the "Trust") will be held at the offices of the Trust, 440 Lincoln Street, Worcester, Massachusetts 01653, Wednesday, April 16, 2003, at 9:00 a.m., local time, for the following purposes:

    1. To elect Trustees, each to serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;

    2. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

   Only shareholders of record at the close of business on February 28, 2003 will be entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Trustees,

                                          GEORGE M. BOYD
                                          Secretary

March 10, 2003

                          ALLMERICA SECURITIES TRUST
              440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653

                                PROXY STATEMENT

                                                                 March 10, 2003

                              GENERAL INFORMATION

   The enclosed proxy is solicited by and on behalf of the Trustees of Allmerica Securities Trust (the "Trust") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Trust to be held at the offices of the Trust, 440 Lincoln Street, Worcester, MA 01653 on Wednesday, April 16, 2003 at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Trust. This solicitation is being made by use of the mails, but may also be made by telephone, telefax and personal interviews. The cost of preparing and mailing this Proxy Statement, Notice and Form of Proxy and any additional material which may hereafter be furnished in connection with the solicitation of the enclosed proxy will be paid by the Trust. The approximate date for mailing the Proxy Statement and Form of Proxy to all Shareholders is on or about March 10, 2003.

   On February 28, 2003, the Trust had outstanding 8,592,306 shares. Each share is entitled to one vote and each fractional share to an equivalent fractional vote. Only Shareholders of record at the close of business on February 28, 2003 will be entitled to notice of and to vote at the Meeting.

   In the event that a quorum of Shareholders (30% of all shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournments thereof, or, even though a quorum is so represented, if sufficient votes in favor of the matters set forth in the Notice of Meeting are not received by April 16, 2003, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 90 days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the matters set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any such matters.

   The Trust's Annual Report for the fiscal year ended December 31, 2002, including financial statements, may be obtained, without charge, by calling or writing Shareholder Relations, The Bank of New York, P.O. Box 11258, New York, NY 10286-1258, 1-800-524-4458.

   The Trust's investment adviser is Opus Investment Management, Inc. ("OIM"), a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies. The address of OIM and AFC is 440 Lincoln Street, Worcester, MA 01653. Investors Bank & Trust Company calculates net asset value per share, maintains general accounting records and performs certain administrative services for the Trust. Its address is 200 Clarendon Street, Boston, MA 02116.

1.  ELECTION OF TRUSTEES

   The Board of Trustees ("Board") currently consists of nine members, of whom Mark A. Hug, who currently serves on the Board, is a nominee for election by the Shareholders. The remaining eight members are nominees for re-election. The number of members of the Board has been fixed by the Board at nine. The Agreement and Declaration of Trust provides that the Trust shall have a Board composed of not less than three nor more than 15 Trustees to be elected by ballot by the Shareholders.

   Biographical data for the current Trustees of the Trust who have been nominated for election or re-election is set forth below. Information relating to the principal officers of the Trust is set forth under "Information Pertaining to Allmerica Financial Corporation." It is proposed at the Meeting to elect or re-elect, as applicable, the persons listed below as Trustees, each to serve as such until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. All are now Trustees and all have stated they would be willing to serve if elected or re-elected. There are no arrangements between any Trustee and any other person pursuant to which he or she was or is to be selected as a Trustee.

                                                                                               Number of
                                                                                             Portfolios in
                                               Term of Office                                Fund Complex       Other
      Name, Address         Position(s) Held   and Length of     Principal Occupation(s)      Overseen by   Directorships
       and Age(1)              with Trust       Time Served      During Past 5 Years(2)         Trustee    Held by Trustee
      -------------         ----------------   --------------    -----------------------     ------------- ---------------
P. Kevin Condron (57)..... Trustee, Member of   1 Year Term   President and Chief Executive       15       Director,
                           the Audit            Served Since  Officer, The Granite Group                   Banknorth
                           Committee and        1998          (wholesale plumbing and                      Group.
                           Fund Operations                    heating), 1997-present.
                           Committee

Jocelyn S. Davis (49)..... Trustee, Member of   1 Year Term   President, Nelson Hart, LLC         15       None
                           the Audit            Served Since  (consulting) 2002-present;
                           Committee and        2001          Beers & Cutler (professional
                           Fund Operations                    services), 2001-2002; Chief
                           Committee                          Financial Officer, AARP (non-
                                                              profit), 1996-2001; Certified
                                                              Public Accountant.

Cynthia A. Hargadon (48).. Trustee, Member of   1 Year Term   President, Hargadon Associates      15       Director,
                           the Fund Operations  Served Since  (asset management consulting),               Wilshire Target
                           Committee,           1997          2002-present; President,                     Funds, 2001-
                           Investment                         Potomac Asset Mgt. Inc.,                     present.
                           Operations                         2000-2002; Director of
                           Committee and                      Investments, National
                           Governance                         Automobile Dealers
                           Committee                          Association, 1999-2000;
                                                              President, Stable Value
                                                              Investment Association
                                                              (investment trade group),
                                                              1996-1999.
T. Britton Harris, IV (44) Trustee, Member of   1 Year Term   President, Verizon Investment       15       None
                           the Investment       Served Since  Management Corporation,
                           Operations           2001          1990-present.
                           Committee, Fund
                           Operating
                           Committee and
                           Governance
                           Committee

                                                                                            Number of
                                                                                          Portfolios in
                                           Term of Office                                 Fund Complex       Other
     Name, Address       Position(s) Held  and Length of      Principal Occupation(s)      Overseen by   Directorships
      and Age(1)            with Trust      Time Served       During Past 5 Years(2)         Trustee    Held by Trustee
     -------------       ----------------  --------------     -----------------------     ------------- ---------------
Gordon Holmes (64)..... Trustee, Chairman   1 Year Term   Instructor at Bentley College,       15       None
                        of the Audit        Served Since  1998-present; Instructor at
                        Committee and       1991          Boston University, 1997-1998;
                        Member of the Fund                Certified Public Accountant;
                        Operations                        Retired Partner, Tofias,
                        Committee                         Fleishman, Shapiro & Co., P.C.
                                                          (Accountants).

Attiat F. Ott (67)..... Trustee, Chairman   1 Year Term   Professor of Economics and           15       None
                        of the Fund         Served Since  Director of the Institute for
                        Operations          1982          Economic Studies, Clark
                        Committee and                     University, 950 Main Street,
                        Member of the                     Worcester, MA 01910.
                        Audit Committee

Ranne P. Warner (58)... Trustee, Chairman   1 Year Term   President, Centros Properties,       15       Director,
                        of the Governance   Served Since  USA; Owner, Ranne P. Warner                   Wainwright
                        Committee,          1991          and Company; Blackstone                       Bank & Trust
                        Member of the Fund                Exchange LLC (real estate)                    Co. (commercial
                        Operations                        2001-present.                                 bank).
                        Committee and
                        Investment
                        Operations
                        Committee

*Mark A. Hug (45)...... Trustee, Member of  1 Year Term   President and CEO, First             15       None
                        the Investment      Served Since  Allmerica Financial Life
                        Operations          2003          Insurance Company ("First
                        Committee                         Allmerica") and Allmerica
                                                          Financial Life Insurance and
                                                          Annuity Company ("Allmerica
                                                          Financial Life"); Senior Vice
                                                          President, Equitable Life
                                                          (product and marketing) to
                                                          1999.

*John P. Kavanaugh (48) Chairman, Trustee   1 Year Term   President, Opus Investment           15       None
                        and President,      Served Since  Management, Inc ("OIM ");
                        Chairman of the     1995          Vice President, Director, Chief
                        Investment                        Investment Officer, First
                        Operations                        Allmerica and Allmerica
                        Committee                         Financial Life.

--------
 * Messrs. Hug and Kavanaugh are "interested persons", as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation ("AFC") because of their affiliations with AFC.
(1) The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.
(2) Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

                        OWNERSHIP OF SHARES BY TRUSTEES
                            AS OF JANUARY 31, 2003

                                                      Aggregate Dollar Range
                                                      of Equity Securities in
                                   Dollar Range of     All Funds Overseen by
                                 Equity Securities in  Trustee in Family of
         Name of Trustee              the Trust        Investment Companies
         ---------------         -------------------- -----------------------
  P. Kevin Condron..............     $1--$10,000           $1--$10,000
  Jocelyn S. Davis..............         None                  None
  Cynthia A. Hargadon...........   $10,001--$50,000      $10,001--$50,000
  T. Britton Harris, IV.........         None                  None
  Gordon Holmes.................     $1--$10,000           $1--$10,000
  Attiat F. Ott.................     $1--$10,000           $1--$10,000
  Ranne P. Warner...............     $1--$10,000           $1--$10,000
  Mark A. Hug...................         None                  None
  John P. Kavanaugh.............     $1--$10,000           $1--$10,000

   The Trust's Board, which is currently composed of seven non-interested Trustees and two interested Trustees, met four times during the fiscal year ended December 31, 2002. The Trustees received the following compensation during that year. No officer of the Trust received compensation from the Trust for serving in such capacity.

                              COMPENSATION TABLE

                                                                                   Total Compensation from
                                                            Aggregate Compensation Trust and Fund Complex
               Name of Person and Position                        from Trust          Paid to Trustees
               ---------------------------                  ---------------------- -----------------------
P. Kevin Condron...........................................         $3,000                 $35,750
  Trustee, Member of the Audit Committee and Fund
  Operations Committee
Jocelyn S. Davis...........................................         $3,000                 $35,750
  Trustee, Member of the Audit Committee and Fund
  Operations Committee
Cynthia A. Hargadon........................................         $3,009                 $41,250
  Trustee, Member of the Fund Operations Committee,
  Investment Operations Committee and Governance
  Committee
T. Britton Harris, IV......................................         $3,009                 $37,250
  Trustee, Member of the Governance Committee, Investment
  Operations Committee and Fund Operations Committee
Gordon Holmes..............................................         $3,000                 $37,250
  Trustee, Chairman of the Audit Committee and Member of
  the Fund Operations Committee

                                                                                     Total Compensation from
                                                              Aggregate Compensation Trust and Fund Complex
                Name of Person and Position                         from Trust          Paid to Trustees
                ---------------------------                   ---------------------- -----------------------
Attiat F. Ott................................................         $2,750                 $33,750
  Trustee, Chairman of the Fund Operations Committee and
  Member of the Audit Committee
Ranne P. Warner..............................................         $3,009                 $41,500
  Trustee, Chairman of the Governance Committee, Member of
  the Fund Operations Committee and Investment Operations
  Committee
John P. Kavanaugh............................................           None                    None
  Trustee, Chairman of the Board and President; Chairman of
  the Investment Operations Committee
Mark A. Hug..................................................           None                    None
  Trustee, Member of the Investment Operations Committee

--------
* Mr. Hug was elected by the Trustees as a Trustee and a member of the Investment Operations Committee effective January 7, 2003.

   The Trust has no retirement or pension plan for its Trustees. None of the Trustees who is not an "interested person" of the Trust, and none of their respective immediate family members (spouse, child residing in household, and dependents), owns any security of AFC or any of its affiliates. The Trust does not have a compensation committee; such matters are considered by the Trust's Governance Committee.

   The Trust's Fund Operations Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Dr. Ott (Chairman), Mr. Condron, Ms. Davis, Ms. Hargadon, Mr. Harris, Mr. Holmes and Ms. Warner comprise the Committee. The Committee separately reviews and makes recommendations to the Trustees on a variety of matters, including the various contractual arrangements between the Trust and its investment adviser and transfer and shareholder servicing agent, proposals to continue or modify the terms of such agreements, and certain matters where there may be a possible conflict of interest between the interests of the Trust and AFC or its affiliates. During the fiscal year ended December 31, 2002, the Committee had two meetings relating to the Trust.

   The Trust's Audit Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently, Mr. Holmes (Chairman), Mr. Condron, Ms. Davis and Dr. Ott comprise the Committee. This Committee reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust, reviewing all auditing procedures and arrangements and reviewing qualifications of key personnel performing audit work. During the fiscal year ended December 31, 2002, the Committee had five meetings.

   The Trust's Investment Operations Committee is composed of three Trustees who are not interested persons of the Trust, AFC or its affiliates; two Trustees who are interested persons and one non-Trustee participant. Currently, Mr. Kavanaugh (Chairman), Ms. Hargadon, Mr. Harris, Mr. Hug and Ms. Warner are the Trustees who serve on the Committee. The non-Trustee participant is Donald
F. Speakman. The Committee monitors investment adviser performance and analyzes Fund data. During the fiscal year ended December 31, 2002, the Committee had five meetings relating to the Trust.

   The Trust's Governance Committee is composed entirely of Trustees who are not interested persons of the Trust, AFC or its affiliates. Currently Ms. Warner (Chairman), Ms. Hargadon and Mr. Harris comprise the Committee. The Committee is charged with the duties of reviewing the composition and compensation of the Trustees, proposing additional non-interested Trustees for election to the Board and reviewing major personnel changes of the Trust. During the fiscal year ended December 31, 2002, the Committee had two meetings. The Governance Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust.

   If any of the nominees for election as Trustees shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Meeting, or the Trustees may reduce the size of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Trust's Trustees and officers, its investment adviser and certain affiliated persons of the investment adviser and persons who own more than ten percent of the Trust's shares to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These individuals are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

   To the Trust's knowledge, based solely on review of the copies of such reports furnished to the Trust and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16(a) reporting were complied with during the fiscal year ended December 31, 2002.

Recommended Shareholder Action and Required Vote

   The Trustees recommend that the Shareholders vote for each nominee. A plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of the Trustees.

2.  OTHER MATTERS AND DISCRETION OF PERSONS NAMED AS PROXIES

   While the Meeting is called to act upon any business that may properly come before it, at the date of this Proxy Statement the only business which management intends to present or knows that others will present is the business mentioned in the Notice of the Meeting. If any other matters lawfully come before the Meeting, and on all procedural matters at said Meeting, it is intended that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting. A proxy may confer discretionary authority to vote on matters brought before an annual meeting of shareholders if the Trust did not have notice of the matter at least 45 days before the date on which the Trust first mailed its proxy materials for the prior year's annual meeting of shareholders (or date specified by an advance notice provision).

Date for Receipt of Shareholder Proposals

   No proposals were submitted by Shareholders for presentation at the Meeting. Shareholder proposals which are intended to be presented at the Annual Meeting in 2004 must be received at the principal executive offices of the Trust, 440 Lincoln Street, Worcester, MA 01653, on or before November 1, 2003, for inclusion in the proxy statement and proxy related to such meeting.

           INFORMATION PERTAINING TO ALLMERICA FINANCIAL CORPORATION

   The following table lists the executive officers of the Trust, each of whom is an employee of AFC or its affiliates:

          Name and Age                                                Served
    of Officers as of 2/28/03         Position with the Trust         Since
    -------------------------         -----------------------         ------
    John P. Kavanaugh (48).... Chairman of the Board, President and
                                 Trustee                               1995
    Paul T. Kane (46)......... Assistant Vice President and Treasurer
                                 (Principal Accounting Officer,
                                 Principal) Financial Officer)         1999
    Richard J. Litchfield (35) Vice President                          2001
    Ann K. Tripp (44)......... Vice President                          2000
    Donald P. Wayman (45)..... Vice President                          2003
    George M. Boyd (58)....... Secretary                               1997

   Messrs. Kavanaugh, Litchfield, Wayman and Boyd, and Ms. Tripp have been employees of AFC or its affiliates for the last five years. Mr. Kane was Vice President/Treasurer of Tax & Financial Services, BISYS Fund Services, 1997-1999, and Director of Shareholder Reporting, Fidelity Investments, 1992-1997.

Quorum and Method of Tabulation

   Thirty percent (30%) of the shares entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting.

   The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker nonvotes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither withholding authority to vote nor abstentions nor broker nonvotes have any effect on the outcome of the voting on the matter.

Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees

   Set forth below is a table listing the fees that PricewaterhouseCoopers LLP, the Trust's independent accountants, billed to the Trust and the fees billed to OIM, the Trust's investment adviser, for the fiscal year ended December 31, 2002.

                                           Financial Information
                                    Audit   Systems Design and   Other
                                    Fees    Implementation Fees  Fees   Total
                                   ------- --------------------- ----- -------
  Allmerica Securities Trust...... $23,500         None          None  $23,500
  Opus Investment Management, Inc. $ 8,230         None          None  $ 8,230

Audit Committee Report

   As required by Federal securities regulations, the Trust's Audit Committee submits the following report regarding its oversight of the Trust's financial reporting process:

    1. The Audit Committee reviewed and discussed the Trust's audited financial statements with management;

    2. The Audit Committee and the independent accountants have discussed the matters regarding SAS 61 (Codification of Statements on Auditing Standards, AU 380) relating to the quality and consistency of accounting principles. This communication between the Audit Committee and the independent accountants will assist the Audit Committee in performing its oversight role in reviewing auditing procedures and evaluating the audit function as a whole.

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, and has discussed with the independent accountants the independent accountants' independence.

    4. The Audit Committee has recommended to the Board of Trustees of the Trust that the audited financial statements be included in the Trust's Annual Report to Shareholders for the last fiscal year.

   The Trust's Audit Committee has considered the effect, if any, that any non-audit services provided by PricewaterhouseCoopers LLP have or might have on the continued independence of PricewaterhouseCoopers LLP.

   The Audit Committee Report is submitted by the Audit Committee comprised of Gordon Holmes (Chairman), P. Kevin Condron, Jocelyn S. Davis and Attiat F. Ott, all disinterested Trustees.

   A determination has been made that the members of the Trust's Audit Committee are independent, financially literate and at least one member of the Committee has accounting or related financial management expertise as defined under applicable New York Stock Exchange standards.

                                   APPENDIX

                          ALLMERICA INVESTMENT TRUST
                          ALLMERICA SECURITIES TRUST

                            AUDIT COMMITTEE CHARTER

   1. Composition: The Audit Committee shall be composed of not less than three Trustees who are elected by a majority of the full Board of Trustees. Each Trustee who is a member of the Committee shall be an unaffiliated, non-interested person, as defined under the Investment Company Act of 1940 (the "1940 Act") and, with respect to Allmerica Securities Trust, an independent Trustee in accordance with New York Stock Exchange (NYSE) rules. All members of the Audit Committee must be "financially literate," i.e., familiar with basic finance and accounting practices, and at least one member of the Committee must have accounting or related financial management expertise. Financial literacy shall be determined in accordance with NYSE rules. The Committee shall appoint a Chairperson to preside at all meetings of the Committee.

   2. Purpose: The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight function. The Committee assists the Trustees in determining that the assets of the Trust are properly safeguarded and valued and that the Trusts' policies are being carried out, and in monitoring the Trusts' financial reporting to their shareholders, the general public and applicable regulatory agencies.

   3.  General responsibilities of the Audit Committee are:

      (a) to oversee the Trusts' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the Trusts' service providers;

      (b) to oversee the quality and objectivity of the Trusts' financial statements and the audit thereof by the Trusts' independent auditors; and

      (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees.

While the Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Committee (i) to plan or conduct audits, which is the responsibility of the independent auditors, or (ii) to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls or (iii) to determine that the Trusts' financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which are the responsibilities of the Trusts' management. Similarly, while it is the duty of the Committee to investigate disagreements, if any, between management and the independent auditors, it is not the duty of the Committee to resolve such disagreements.

   4. To carry out the responsibilities listed in item 3, the Audit Committee shall have the following duties and powers:

      (a) to recommend on a timely basis the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including the nature of any auditing, consulting or other services provided to the investment adviser or sub-adviser(s) of the Trusts or their affiliates, and to receive the auditors' specific representations as to their independence; and, with respect to Allmerica Securities Trust, (i) the independent auditors for the Trust are ultimately accountable to the Board of Trustees and Audit Committee of the Trust, and the Audit Committee and Board of Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement); and (ii) the Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Trust, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence;

      (b) to meet with the Trusts' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trusts' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trusts' financial policies, procedures and internal accounting controls and, as appropriate, the controls of the Trusts' custodian, transfer agent and other service providers, and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; and (v) to review with a representative of the Trusts' management and the independent auditors the financial information contained in the Trusts' annual report to shareholders under Section 30(e) of the 1940 Act and Rule 30d-1 thereunder prior to its filing; and, with respect to Allmerica Securities Trust, the Charter will be included as an appendix to any annual shareholders' meeting proxy statement at least once every three years, or in the next annual shareholders' meeting proxy statement after any significant amendment to the Charter;

      (c) to consider the effect upon the Trusts of any changes in accounting principles or practices proposed by management or the auditors and to review with management, the independent auditors and/or counsel, as appropriate, the effects of regulatory or accounting initiatives;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in the Trusts' operations, and to review with counsel to the Trusts legal matters that may have a material impact on the financial statements, the Trusts' compliance policies and any material reports or inquiries received from regulatory or governmental agencies relating to financial matters;

      (f) if applicable, review any analyses prepared by the Trusts' management and/or independent auditors of significant financial reporting issues and judgments (including issues relating to the valuation of the Trusts' portfolio securities) made in connection with the preparation of the Trusts' financial statements, including any analyses of the effects of alternative approaches under generally accepted accounting principles on the Trusts' financial statements;

      (g) to meet periodically with the Trusts' management and independent auditors to review the Trusts' major financial risk exposures and the steps taken to monitor and control such exposures;

      (h) to review the experience and qualifications of the senior members of the Trusts' audit team and the Trusts' Treasurer and the quality control procedures of the independent auditor;

      (i) to review matters brought to the attention of the Board of Trustees by the Trusts' investment adviser or sub-adviser(s) or independent auditors involving the valuation of Trust assets, including fair valuation and single-source pricing;

      (j) to review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement or the Trusts' financial policies and procedures or internal accounting controls, and to report on the independent auditors' report and the Committees' activities to the full Board on a regular and timely basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

      (k) to perform other oversight functions and conduct other reviews not referenced in this Charter as requested from time to time by the Board.

   5. The Audit Committee shall meet on a regular basis as determined necessary or appropriate by the Board of Trustees, but in no event less than twice per year, and is empowered to hold special meetings as circumstances require.

   6. The Audit Committee shall maintain minutes of its meetings to be kept with the records of the Trusts.

   7. The Audit Committee shall meet on a periodic basis with the Treasurer of the Trusts and other members of management, or at such other times as the Committee deems necessary or appropriate.

   8. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel, accounting and other experts or consultants at the expense of the Trusts. The Committee may request any officer or employee of the Trusts or of any of the Trusts' service providers or the Trusts' outside counsel or independent auditors to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

   9. The Audit Committee shall review and re-assess the adequacy of this Charter at least annually and recommend any changes to the full Board of Trustees.

Originally Adopted: October 28, 1988
           Amended: August 6, 2002

                           ALLMERICA SECURITIES TRUST
                                      PROXY
           This Proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints John P. Kavanaugh, Paul T. Kane and George M. Boyd, and each of them, attorneys and proxies of the undersigned, with full power of substitution, and does hereby request that the votes attributable to all of the undersigned's shares be cast as directed, with all powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Allmerica Securities Trust to be held at 440 Lincoln Street, Worcester, Massachusetts 01653, on Wednesday, April 16, 2003 at 9:00 a.m., local time, and at any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed by the Shareholder. If no direction is made, the Proxy will be voted "FOR" all proposals. A proxy marked in such manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

    Votes must be indicated
    (x) in Black or Blue ink. [x]

    1. ELECTION OF TRUSTEES   FOR all nominees [_]   WITHHOLD AUTHORITY to vote [_]   *EXCEPTIONS [_]
                              listed below.          for all nominees listed below.

       Nominees: P. Kevin Condron, Jocelyn S. Davis, Cynthia A. Hargadon, T. Britton Harris, IV, Gordon Holmes, Mark A. Hug, John P. Kavanaugh, Attiat
       F. Ott, and Ranne P. Warner.

       (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

       *Exceptions_________________________________________________________

2. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournment thereof.

                                               Please sign exactly as the name
                                               appears hereon. When signing as
                                               executor, administrator,
                                               attorney, trustee or guardian,
                                               please give full title. If a
                                               corporation, please sign in full
                                               corporate name by president or
                                               other authorized officer. If a
                                               partnership, please sign in
                                               partnership name by authorized
                                               person. If joint owners, each
                                               owner should sign. Note: the
                                               undersigned hereby acknowledges
                                               receipt of the Notice of Meeting
                                               and Proxy Statement and revokes
                                               any proxy heretofore given with
                                               respect to the votes covered by
                                               this proxy.

                                               Dated:________________, 2003

                                               Signature

                                               Signature if held jointly

       Sign, Date and Return the Proxy Card Promptly Using the Enclosed
       Envelope.

                                  [Letterhead]


                                          March 7, 2003

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549
Attention:  Office of Filings, Information and Consumer Services

Re:  Allmerica Securities Trust (the "Trust")
     Definitive Proxy Materials
     [File Nos. 2-46558; 811-2338, CIK #93730]

Dear Sir/Madam:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), please find for filing via EDGAR on behalf of the Trust one copy of the Notice of Meeting, Proxy Statement, Form of Proxy and shareholder letter in connection with the Trust's Annual Meeting of Shareholders to be held on April 16, 2003. Included is a completed Schedule 14A Information Sheet. No filing fee is submitted as we understand that no filing fee is required for this type of filing based on Rule 14a-6(i) of the 1934 Act.

In accordance with Rule 14a-6(a) of the 1934 Act, preliminary proxy materials have not been filed because the solicitation relates to an annual meeting for an investment company registered under the Investment Company Act of 1940, as amended, at which the only matter to be acted upon is the election of Trustees. As required by Rule 14a-6(b) of the 1934 Act, copies of the proxy materials are also being filed with the New York Stock Exchange, where the Trust's shares are listed.

If you have any questions concerning this filing, please contact me at (508) 855-4013. Please return an electronic transmittal as evidence of your receipt of this filing.

                                                Sincerely,

                                                /s/ George M. Boyd
                                                George M. Boyd, Esq.
                                                Trust Secretary

Enclosures
cc:  Paul T. Kane
     John P. Kavanaugh
     Gregory D. Sheehan, Esq.